EXHIBIT 10.20

OTC Agreement Number: A20150121

Case Number: 20100076, 20150310, 2015031,

Document Revision Date:11/21/2016

CONFIDENTIAL TREATMENT REQUESTED

FIRST AMENDMENT

TO EXCLUSIVE PATENT LICENSE AGREEMENT (“EPLA”)

THIS FIRST AMENDMENT TO EXCLUSIVE PATENT LICENSE AGREEMENT (the “Amendment”) is made and entered effective as of the date of the last signature (the “Amendment Effective Date”), by and between Regents of the University of Minnesota (the “University”), a Minnesota constitutional corporation under the laws of the state of Minnesota, having a place of business at 200 Oak Street, SE, Suite 280, Minneapolis, Minnesota 55455, and REGENXBIO Inc., a corporation under Delaware law, having a place of business at 9712 Medical Center Drive, Suite 100, Rockville, MD  20850 (the “Licensee”) each a “Party” and collectively, the “Parties”).

BACKGROUND

The Parties entered into EPLA on November 10, 2014  .  The Parties wish to further amend the EPLA to add additional Licensed Technology to Section 5.

NOW, THEREFORE, THE PARTIES AGREE as follows:

1.Section 2 (Field(s) of Use) is hereby deleted and replaced with the following:

Field(s) of Use (§1.5): All fields of use (with the exception of ****) until November 10, 2019.  Beginning on November 11, 2019, the Field of Use will be limited to (i) all fields of use using the Licensee’s proprietary adeno-associated virus vectors, and/or (ii) any indications **** in which the Licensee has done **** (and can document **** per indication).  The Licensee shall provide the University with written notice of its proposed fields of use under clause (ii) **** for the University’s review and confirmation that the proposed fields of use are consistent with the field(s) of use described in clause (ii).

With respect to the ****, University is free to market the ****; provided, that through and including November 10, 2019, Licensee will have a right of first refusal to match the terms offered by a third party as follows:  Universitiy will provide Licensee with written notice of the offer and Licensee shall have **** to notify the University that it will match the offer.  If Licensee fails to notify the University that it will unconditionally match the offer within that period of time, the University will have no further obligation to Licensee with respect to the ****.  Beginning on November 11, 2019, Licensee will have no right of first refusal with respect to the ****.

2.Section 5. (Licensed Technology) is hereby deleted and replaced with the following:

**** CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

OTC Agreement Number: A20150121

Case Number: 20100076, 20150310, 2015031,

Document Revision Date:11/21/2016

CONFIDENTIAL TREATMENT REQUESTED

5.1  Licensed Patent Applications

University Case Number	Application No	Country	File Date	Title
****	****	****	****	****
****	****	****	****	****
****	****	****	****	****
****	****	****	****	****
****	****	****	****	****
****	****	****	****	****
****	****	****	****	****
****	****	****	****	****
****	****	****	****	****

3.Section 6  (Patent Related Expenses) is revised to add an obligation for the Licensee to reimburse the University for Patent Related Expenses incurred before and after the Effective Date of this Amendment for inventions included in University Case Number ****.  Patent Related Expenses as of April, 2016 for Case Number **** are approximately **** and patent related expenses for Case Number **** may be roughly ****.

4.Section 11.1 (Upfront Payment) is revised to add the following upfront payment, which is due on the Effective Date of this Amendment:

$23,000 for Case Number ****

$1,500 for Case Number ****

$2,500 for Case Number ****

5.For purposes of Section 12 and 13, Licensee’s address is hereby changed to the following:

REGENXBIO Inc.

Attn:  Chief Executive Officer

9712 Medical Center Drive, Suite 100

Rockville, MD  20850

Phone:  (240) 552-8181

Facsimile:  (240) 652-9692

**** CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

OTC Agreement Number: A20150121

Case Number: 20100076, 20150310, 2015031,

Document Revision Date:11/21/2016

CONFIDENTIAL TREATMENT REQUESTED

5.General.  Except as amended, deleted, or otherwise modified by this Amendment, the terms of the EPLA shall remain in full force and effect.

IN WITNESS WHEREOF, acting through their respective duly authorized representatives, the University and the Licensee have duly executed, delivered and entered into this Amendment as of the Amendment Effective Date.

[Signature Page Follows]

**** CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

OTC Agreement Number: A20150121

Case Number: 20100076, 20150310, 2015031,

Document Revision Date:11/21/2016

CONFIDENTIAL TREATMENT REQUESTED

Regents of the University of Minnesota			REGENXBIO INC.

By:	/s/	Reggie Bowerman	By:	/s/	Kenneth Mills

Name:			Name:	Kenneth Mills
Title:		Associate Director	Title:	President and CEO
			Date:	November 28, 2016
Date:	11-21-16

**** CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.